PIMCO Equity Series VIT

Supplement dated September 29, 2014 to the

Statement of Additional Information dated April 30, 2014,

as supplemented from time to time (the “SAI”)

Disclosure Related to Trust Officers

Effective immediately, references to William H. Gross in the table in the “Management of the Trust—Executive Officers” section of the SAI are deleted.

Investors Should Retain This Supplement For Future Reference

PESVIT_SUPP1_092914